Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended July 31, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$20,931,326
Unrealized Gain (Loss) on Market Value of Commodity Futures	10,279,809
Dividend Income	604,891
Interest Income	479,320
Total Income (Loss)	$32,295,346

Expenses
Management Fees	$242,698
Professional Fees	37,388
Brokerage Commissions	22,129
Directors' Fees and Insurance	5,607
Total Expenses	$307,822
Net Income (Loss)	$31,987,524

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/26	$337,396,879
Net Income (Loss)	31,987,524

Net Asset Value End of Month	$369,384,403
Net Asset Value Per Share (3,650,000 Shares)	$101.20

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended July 31, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,778,350
Unrealized Gain (Loss) on Market Value of Commodity Futures	24,144,781
Dividend Income	1,320,921
Interest Income	893,554
ETF Transaction Fees	4,900
Total Income (Loss)	$28,142,506

Expenses
Management Fees	$403,046
Professional Fees	133,516
Brokerage Commissions	1,498
Directors' Fees and Insurance	13,695
Total Expenses	$551,755
Net Income (Loss)	$27,590,751

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/26	$724,734,128
Additions (1,100,000 Shares)	42,293,765
Withdrawals (1,600,000 Shares)	(62,500,982)
Net Income (Loss)	27,590,751

Net Asset Value End of Month	$732,117,662
Net Asset Value Per Share (18,700,000 Shares)	$39.15

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended July 31, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$22,709,676
Unrealized Gain (Loss) on Market Value of Commodity Futures	34,424,590
Dividend Income	1,925,812
Interest Income	1,372,874
ETF Transaction Fees	4,900
Total Income (Loss)	$60,437,852

Expenses
Management Fees	$645,744
Professional Fees	170,904
Brokerage Commissions	23,627
Directors' Fees and Insurance	19,302
Total Expenses	$859,577
Net Income (Loss)	$59,578,275

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/26	$1,062,131,007
Additions (1,100,000 Shares)	42,293,765
Withdrawals (1,600,000 Shares)	(62,500,982)
Net Income (Loss)	59,578,275

Net Asset Value End of Month	$1,101,502,065

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596